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                          ASSET CONTRIBUTION AGREEMENT

    This Asset Contribution Agreement (the "Agreement") is made and entered into effective November 7, 1996, by and between HYDROSCIENCE,INC., a Texas corporation ("Hydroscience"), and HYDROSCIENCE TECHNOLOGIES, INC., a Texas corporation (HTI).

    Hydroscience is in the business of manufacturing, selling, and servicing offshore geophysical and seismic products (the "Business"). Hydroscience desires to transfer and contribute, and HTI desires to acquire, the assets of Hydroscience. Hydroscience shall obtain the approval, authorization, and ratification of the agreement from Whitehall corporation, Hydroscience's parent company, and Whitehall corporation shall grant to HTI, and HTI desires to acquire, certain leasehold rights in and to real property owned by Whitehall Corporation and presently occupied by Hydroscience.

    In consideration of the foregoing recitals and the mutual covenants and obligations of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                Contribution and
                                    Transfer

    1.1. Contribution and Transfer of Assets. On the terms set forth herein, Hydroscience hereby transfers, assigns, and delivers to HTI, and HTI hereby acquires and accepts from Hydroscience, all tangible and intangible assets owned by Hydroscience, including but not limited to the following: (i) the name "Hydroscience" and all derivations of or other names substantially similar to such name, (ii) inventory, (iii) equipment, furniture, and furnishings, (iv) permits relating to or used in the Business to the extent they are transferrable, (v) patents of Hydroscience, and all patents related to the business of Hydroscience but owned by Whitehall Corporation, trademarks, service marks, technology, know-how, and other intangible property used in the Business and all goodwill associated therewith, and (vi) books and records; however, Hydroscience retains, and does not hereby transfer certain designated accounts receivable due to Hydroscience from its customers which shall be itemized and shown on Exhibit "All attached hereto and made a part of this agreement for all relevant purposes.

    The transfer and delivery given effect by this Agreement shall be effective as of 5:00 p.m., Central Standard Time, on November 7, 1996 (the "Effective Time"). The parties intend that the transfer and contributions effected hereby qualify as a contribution to the capital of HTI in conformity with the requirements of Section 351 of the Internal Revenue Code of 1986,as amended.

    1.2. Issuance of Preferred Stock. As consideration for the transfer by Hydroscience to HTI of its Assets, HTI has contemporaneously herewith issued and delivered to Hydroscience
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818,182 shares of Preferred Stock, $0.01 par value per share, of HTI (the
"Preferred Shares"), which shall have an assigned value of $4,454,000.00 based upon an equal value of the contributed assets allocated as follows:

         Work in progress inventory - $500,000.00
         Finished goods inventory - $605,000.00
         Raw materials inventory - $330,000.00
         Patents - $1,575,000.00
         Machinery and equipment - $1,444,000.00

    1.3. Limited Assumption of Liabilities. As further consideration for the transfer by Hydroscience to HTI of its Assets, Hydroscience hereby assigns to HTI, and HTI hereby accepts such assignment of assumes and agrees to perform and pay, Hydroscience's obligations and liabilities under the warranties given by Hydroscience to its customers relating to products sold by Hydroscience which do not exceed $100,000.00 (direct labor and materials). Once $100,000.00 has been expended, HTI will provide labor and Hydroscience will pay for materials. HTI accepts responsibility for costs of labor which may be required to fulfill Hydroscience's warranty. Except as expressly set forth in the preceding sentence, HTI is not acquiring, and does not assume, any liability or obligation whatsoever of or belonging to Hydroscience, and Hydroscience shall remain solely liable for all liabilities and obligations of any kind or nature not expressly assumed by HTI herein.

    1.4. Real Property Lease. (a) As further consideration for the issuance to it of the Preferred Stock and HTI's assumption of warranty liabilities under
Section 1.3, Hydroscience agrees to cause Whitehall Corporation ("Whitehall"), its parent company, to grant to HTI a real property lease of the real property owned by Whitehall and commonly known as 2659 Nova Drive, Dallas, Texas, from the Effective Time through December 31, 1997. The consideration for such lease agreement shall be one dollar ($1.00) for the full term of the lease. All terms and conditions of such lease shall be set out in a written lease agreement which shall be attached hereto as Exhibit "B" and made a part hereof for all relevant purposes. Whitehall corporation shall be responsible for payment of all utilities costs related to the leased property including HTI's bills for electricity, water, and gas. Whitehall corporation shall also pay all maintenance costs for maintenance of the leased premises, all real property taxes, and all insurance costs for insuring the leased premises.

    1.5. Employees of Hydroscience. HTI agrees to initially employ all of the present employees of Hydroscience effective at the Effective time and retain such employees until such time as in HTI's management's judgment their continued employment is not in HTI's best interest. HTI agrees that all benefits which Hydroscience provides to its employees will terminate immediately before the Effective Time, and as soon as practicable after the Effective Time HTI will provide health insurance benefits to all
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its employees formerly employed by Hydroscience. HTI shall not be responsible for any obligation owing by Hydroscience to any Hydroscience employee.

    1.6. Further Assurances. After the execution and delivery of this Agreement (the "Closing"), each of the parties agrees to execute and deliver such additional documents and take such additional actions as any party may reasonably deem to be practical and necessary or advisable in order to consummate the transactions contemplated by this Agreement, including vesting more fully in HTI the ownership of Hydroscience's Assets and in Hydroscience the ownership of the Preferred Shares.

    1.7. Change of Name by Hydroscience. As soon as reasonably practicable after Closing, Hydroscience may change its corporate name as it sees fit, however such name change shall have no affect whatsoever on HTI except that HTI shall be entitled to all benefits, and good will associated with Hydroscience and its name.

                                   ARTICLE II
                 Representations and Warranties of Hydroscience

    Hydroscience represents and warrants that the following are true and correct as of the Effective Time as if made at that date and time:

    2.1. Organization and Good Standing. Hydroscience is a corporation duly organized, validly existing, and in good standing under the laws of Texas, with all requisite power and authority to carry on the business in which it is engaged and to own all Assets being transferred to HTI.

    2.2. Authorization and Validity. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Hydroscience, and its parent corporation Whitehall Corporation. This Agreement together with exhibits thereto constitute the legal, valid, and binding obligation of Hydroscience, enforceable against it, and Whitehall Corporation, in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally or the availability of equitable remedies.

    2.3. Title. Hydroscience has at the Effective Time transferred to HTI good and marketable title to the transferred Assets, free and clear of all liens, security interests, claims, and encumbrances. Hydroscience shall obtain the transfer of all relevant patents, and trademarks used by Hydroscience in "The Business" from Whitehall Corporation to HTI.

    2.4. No Violation. The execution and performance of this Agreement will not
(a) result in a violation or breach of the
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Articles of Incorporation or Bylaws of Hydroscience or any agreement or other instrument under which Hydroscience is bound or to which any of the assets of Hydroscience are subject, or result in the creation or imposition of any lien, security interest, claim, or encumbrance upon any of such assets, or (b) violate any applicable law or regulation or any judgment or order of any court or governmental agency.

    2.5. Consents. No authorization, consent, approval, permit, or license of, or filing with, any governmental or public body or authority, any lender or lessor, or any other person or entity is required to authorize, or is required in connection with, the execution, delivery, and performance of this Agreement by Hydroscience.

    2.6. Litigation. There is no legal action, threatened legal action, or administrative proceeding or investigation instituted or, to the knowledge of Hydroscience threatened against Hydroscience which could affect the consummation of the transactions contemplated hereby, or the assets being transferred to HTI by Hydroscience.

                                  ARTICLE III
                     Representations and Warranties of HTI

    HTI represents and warrants that the following are true and correct as of the Effective Time as if made at that date and time:

    3.1. Organization and Good Standing. HTI is a corporation duly organized, validly existing, and in good standing under the laws of Texas, with all requisite power and authority to carry on the business in which it is to engage and to own the assets it owns and which are being transferred to it by Hydroscience.

    3.2. Authorization and Validity. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by HTI. This Agreement and the Exhibits thereto constitute the legal, valid, and binding obligation of HTI, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors rights generally or the availability of equitable remedies.

    3.3. Preferred Shares. The authorized capital stock of HTI consists of (i) 3,000,000 shares of common stock, $0.01 par value, of which 1,000,000 shares are issued and outstanding and (ii) 818,182 shares of preferred stock, of which 818,182 shares are outstanding as the Preferred Shares. The Preferred Shares have the rights and privileges set forth in the Articles of Incorporation of HTI, a true, correct, and complete copy of which has previously been provided by HTI to Hydroscience. No amendment to the Articles of Incorporation of HTI which effects the rights or privileges of holders of preferred stock may be approved or implemented without the approval of the holders of preferred stock, voting as a class.
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No shares of HTI capital stock are held by it in treasury. No shares of HTI capital stock have been issued or disposed of in violation of, and no shareholder has any, preemptive rights. There is no existing option, warrant, call, subscription, agreement, right, or commitment of any kind calling for the issuance of authorized but unissued shares of HTI capital stock, or securities convertible into or exchangeable for, or otherwise relating to any HTI capital stock other than (as to convertibility) the Preferred Shares.

    3.4. No Violation. The execution and performance of this Agreement will not
(a) result in a violation or breach of the Articles of Incorporation or Bylaws of HTI or any agreement or other instrument under which HTI is bound or to which any of the assets of HTI are subject, or result in the creation or imposition of any lien, security interest, claim, or encumbrance upon any of such assets, or (b) violate any applicable law or regulation or any judgment or order of any court or governmental agency.

    3.5. Consents. No authorization, consent, approval, permit, or license of, or filing with, any governmental or public body or authority, any lender or lessor, or any other person or entity is required to authorize, or is required in connection with, the execution, delivery, and performance of this Agreement by HTI.

    3.6. Litigation. There is no legal action or administrative proceeding or investigation instituted or, to the best of the knowledge of HTI, threatened against HTI which could affect the consummation of the transactions contemplated hereby.

                                   ARTICLE IV
                                Indemnification

    4.1. Indemnity by Hydroscience. Hydroscience and Whitehall Corporation shall indemnify, defend, and hold HTI and its officers, directors, agents, shareholders, attorneys, and affiliates (collectively, the "Hydroscience Indemnified Person") harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees, and expenses (collectively, "Damages") asserted against or incurred by any of the Hydroscience Indemnified Persons by reason of or resulting from: (a) a breach by Hydroscience of any representation, warranty, or covenant with others or contained herein, (b) any liability or obligation of Hydroscience not assumed by HTI pursuant to Section 1.3, and (c) except with respect to liabilities or obligations assumed by HTI pursuant to Section 1.3, any claim arising out of or relating to occurrences of any nature relating to the Business, product warranties, the employees, or the Purchased Assets prior to the Effective Time, whether any such claims are asserted prior to or after the Effective Time.

    4.2. Indemnity by HTI. HTI shall indemnify, defend, and hold Hydroscience and its officers, directors, agents, shareholders, attorneys, and affiliates (collectively, the "HTI Indemnified
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Persons") harmless from and against all Damages asserted against or incurred by any of the HTI Indemnified Persons by reason of or resulting from: (a) a breach by HTI of any representation, warranty, or covenant contained herein; (b) the liabilities and obligations assumed by HTI pursuant to Section 1.3, and (c) any claim arising out of or relating to occurrences of any nature relating to the Purchased Assets or the conduct of business by HTI (whether or not using the Purchased Assets) after the Effective Time.

                                   ARTICLE V
                                 Miscellaneous

    5.1. Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures after Closing as it reasonably considers are required by law so long as it notifies the other party in advance of any such disclosure.

    5.2. Survival of Representations, Warranties and Covenants. The representations, warranties, and covenants contained herein shall survive the Closing and the Effective Time and any investigation made by either party hereto or on its behalf.

    5.3. Taxes. HTI shall be liable for and shall indemnify Hydroscience against any sales, use, or other similar taxes resulting from the transactions contemplated hereby, except any taxes on the real property involved in this agreement.

    5.4. Notices. Any notices, consents, demands, requests, approvals, and other communications to be given under this Agreement by any party to the other shall be deemed to have been duly given if given in writing and personally delivered, sent by nationally recognized courier, sent by telegram, or telecopy, or sent by mail, registered or certified, postage prepaid with return receipt requested, at the address specified beside each party's signature at the end of this Agreement. Notices delivered personally or by courier, telegram, or telecopy shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of 10:00 a.m. on the third business day after mailing. Any party may change its address for notice hereunder by giving notice of such change in the manner provided in this Section.

    5.5. Entire Agreement. This writing, and the exhibits thereto, constitute the entire agreement of the parties, and such agreement supersedes any and all other agreements, either oral or written, between the parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto.

    5.6. Modification and Wavier. No change or modification of this Agreement shall be valid or binding upon the parties hereto unless such change or modification shall be in writing and signed
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by both the parties hereto. No waiver of any term or condition of this
Agreement shall be enforceable unless it shall be in writing and signed by the party against which it is sought to charged. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by such other party.

    5.7. Governing Law. The laws of the State of Texas shall govern the validity or enforceability and the interpretation or construction of all provisions of this Agreement and all issues hereunder. This Agreement shall be performable in Dallas County, Texas. Venue of any litigation arising hereunder shall be in a court of competent jurisdiction in Dallas County, Texas. HTI hereby agrees irrevocably and unconditionally to consent to submit to the exclusive jurisdiction of the courts of the State of Texas and of the United States of America located in Dallas, Texas, for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of process, summons or notice by U.S.
registered mail to HTI's address set forth above shall be effective service of process of any action, suit or proceeding brought against HTI in any such court. HTI hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Texas or the United States of America located in Dallas, Texas, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

    5.8. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one and the same document.

    5.9. Costs. That parties hereto shall pay all of their own expenses relating to the negotiation, documentation, and closing of the transactions contemplated by this Agreement, including (without limitation) the fees and expenses of their respective counsel, accountants, and other advisors. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled.

    5.10. Assignment. Neither party may assign this Agreement without the prior written consent of the other party hereof, which consent may be withheld in its sole discretion; provided, however, that Hydroscience may assign this Agreement to Whitehall (or Whitehall's successor) if Hydroscience liquidates its assets.

    5.11. Binding Effect. This Agreement shall be binding upon the parties hereto, together with their respective successors and permitted assigns.
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    5.12. Language; Captions; References. Whenever the context requires, references in this Agreement to the singular number shall include the plural, the plural number shall include the singular, and words denoting gender shall include the masculine, feminine, and neuter. Section headings in this Agreement are for convenience of reference only and shall not be considered in construing or interpreting this Agreement. "Hereof," "hereto," "herein," and words of similar import used in this Agreement shall be deemed references to this Agreement as a whole, and not to any particular Section, paragraph, or other provision of this Agreement unless the context specifically indicates to the contrary. Any reference to a particular "Section" shall be construed as referring to the indicated Section of this Agreement unless the context indicates to the contrary. Whenever the term "including" is used herein, it shall mean "including without limitation."

    5.13. Relationship of Parties. Nothing in this Agreement shall create or be deemed to create the relationship of partners, joint venturers, employer-employee, or principal-agent between the parties, nor shall either party have any authority to assume or create any obligation or responsibility whatsoever, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner whatsoever, nor shall either party make any representation, warranty, covenant, agreement, or commitment on behalf of the other party.

    IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of 5:00 p.m. on November 7, 1996.


Address:                                    HYDROSCIENCE, INC.

1659 Nova Drive                             By: /s/ E. F. CAMPBELL
Dallas, Texas 75229                             --------------------------------
Telecopy (972) 247-2024                     Name: E. F. CAMPBELL
                                                 -------------------------------
                                                        (Please Print)
                                            Title: Vice President
                                                   -----------------------------



                                            HYDROSCIENCE TECHNOLOGIES, INC.

Address:   1659 Nova Drive                  /s/ FRED G. WOODLAND
           Dallas, Texas 75229              ------------------------------------
           Telecopy (972) 247-2024          Fred G. Woodland
                                            ------------------------------------
                                                     (Please Print)
                                            Title: President
                                                   -----------------------------

   By:
      -----------------------------
   Name:
        ---------------------------
Telecopy
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
                         AUTHORIZATION AND RATIFICATION

     The foregoing agreement by and between Hydroscience, Inc. and Hydroscience Technologies, Inc. is hereby approved, authorized, ratified and adopted by Whitehall Corporation.


                                            WHITEHALL CORPORATION

                                            By: /s/ JOHN H. WILSON - PRESIDENT
                                                --------------------------------
                                            Name: John H. Wilson
                                                 -------------------------------
                                                      (Please Print)

                                            Title of Authorized Representative:

                                            ------------------------------------